CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 14, 2014
Date of Report
(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer of incorporation)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3
South Renmin Road
Chengdu, P. R. China, 610041
(Address of principal executive offices (zip code))

+011-86-28-8615-4737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On February 14, 2014, we published a press release to announce the financial results of our quarter ended December 31, 2013. On the same day, we completed a conference call to announce the same financial results. A copy of press release and the script for the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2 respectively and are incorporated herein in their entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 14, 2014

99.2	Script of Conference Call on February 14, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:	/s/ James Jiayuan Tong
Name: Dr. James Jiayuan Tong Title: Chief Financial Officer

Dated:  February 21, 2014

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